Exhibit 10.7(d)
EXECUTION COPY

AMENDMENT NO. 3 TO SIXTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 3 TO SIXTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of March 13, 2017 (this “Amendment”), is by and among MANITOWOC CAYMAN ISLANDS FUNDING LTD., as the Seller (the “Seller”), WELBILT, INC. (f/k/a Manitowoc Foodservice, Inc.) (“Welbilt”), GARLAND COMMERCIAL RANGES LIMITED, CONVOTHERM-ELEKTROGERÄTE GMBH (“Convotherm”), WELBILT DEUTSCHLAND GMBH (f/k/a Manitowoc Deutschland GmbH) (“Manitowoc Deutschland”), MANITOWOC FOODSERVICE UK LIMITED (“Manitowoc UK”) and WELBILT ASIA PACIFIC PRIVATE LIMITED (f/k/a Manitowoc Foodservice Asia Pacific Private Limited) (“Manitowoc Asia”), as Servicers (the “Servicers”), and WELLS FARGO BANK, N.A., as Purchaser (the “Purchaser”) and as Agent (the “Agent”).
WHEREAS, the parties hereto are parties to that certain Sixth Amended and Restated Receivables Purchase Agreement, dated as of March 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”);
WHEREAS, concurrently herewith, Manitowoc Asia and the Seller are entering into that certain First Amendment to Singapore Purchase and Sale Agreement, dated as of the date hereof (the “Singapore Amendment”);
WHEREAS, concurrently herewith, Manitowoc UK and the Seller are entering into that certain First Amendment to UK Purchase and Sale Agreement, dated as of the date hereof (the “UK Amendment”, and together with the Singapore Amendment, collectively, the “PSA Amendments”);
WHEREAS, effective as of the date hereof, Manitowoc Foodservice Asia Pacific Private Limited, a private limited company incorporated under the laws of Singapore, amended its name from “Manitowoc Foodservice Asia Pacific Private Limited” to “WELBILT ASIA PACIFIC PRIVATE LIMITED” (such name change, the “Singapore Subject Name Change”);
WHEREAS, Manitowoc Foodservice UK Limited, a private limited company incorporated under the laws of England, will be amending its name from “Manitowoc Foodservice UK Limited” to “WELBILT UK LIMITED” (such name change, the “UK Subject Name Change”, and together with the Singapore Subject Name Change, collectively, the “Subject Name Changes”) effective as of a date after the date hereof (such date, the “UK Subject Name Change Effective Date”); and
WHEREAS, in connection with the Subject Name Changes, the parties hereto wish to modify the Agreement upon the terms hereof.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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SECTION 1.    Definitions. Capitalized terms defined in the Agreement and used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.
SECTION 2.    Notices; Consents; Etc.
(a)    Singapore Notice. Manitowoc Asia hereby provides notice of its intent to perform the Singapore Subject Name Change on the date hereof and requests that each of the parties hereto acknowledge and consent to the Subject Name Change effective as of the date hereof.
(b)    UK Notice. Manitowoc UK hereby provides notice of its intent to perform the UK Subject Name Change on the UK Subject Name Change Effective Date and requests that each of the parties hereto acknowledge and consent on the date hereto to the occurrence of the UK Subject Name Change on the UK Subject Name Change Effective Date.
(c)    Consent to Subject Name Changes. Subject to terms and conditions set forth in this Amendment, each of the parties hereto hereby: (i) acknowledges such notice set forth in clauses (a) and (b) above, (ii) consents to the Singapore Subject Name Change on the date hereof, (iii) consents to the occurrence of the UK Subject Name Change on the UK Subject Name Change Effective Date and (iv) waives any notice requirement with respect to the Subject Name Changes set forth in the Agreement or any other Transaction Document.
(d)    Consent to PSA Amendments. Each of the parties hereto acknowledges, consents and agrees to the terms of each of the PSA Amendments and waives any otherwise applicable conditions precedent thereto under the Agreement and the other Transactions Documents (other than as set forth herein).
(e)    UK Subject Name Change Effective Date. Manitowoc UK hereby covenants and agrees to promptly (but in any event within two (2) Business Days following the occurrence thereof) notify the Agent and the Purchaser in writing of the occurrence of the UK Subject Name Change Effective Date.
SECTION 3.    Amendments. The Agreement is hereby amended as follows:
(a)    To reflect the occurrence of the Singapore Subject Name Change, each reference to “Manitowoc Foodservice Asia Pacific Private Limited” (however defined or referenced) in the Agreement and in any related document or agreement shall be deemed to be a reference to “WELBILT ASIA PACIFIC PRIVATE LIMITED”.
(b)    Effective as of the UK Subject Name Change Effective Date, to reflect the occurrence of the UK Subject Name Change, each reference to “Manitowoc Foodservice UK Limited” (however defined or referenced) in the Agreement and in any related document or agreement shall be deemed to be a reference to “WELBILT UK LIMITED”.
SECTION 4.    Representations and Warranties. On the date hereof and the UK Subject Name Change Effective Date, the Seller and each of the Servicers hereby represents and warrants (as to itself) to the Purchaser and the Agent as follows:

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(a)    after giving effect to this Amendment, no event or condition has occurred and is continuing which constitutes a Termination Event or Unmatured Termination Event;
(b)    after giving effect to this Amendment, the representations and warranties of such Person set forth in the Agreement and each of the other Transaction Documents are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date);
(c)    this Amendment constitutes the valid and binding obligation of such Person, enforceable against such Person in accordance with its terms;
(d)    Manitowoc Asia is organized under the laws of Singapore and Manitowoc Asia has not merged or consolidated with any other Person or other than changing its name, made any change to its identity or company structure, in each case, in connection with the Singapore Subject Name Change;
(e)    the Singapore Subject Name Change has become effective as of the date hereof under the laws of Singapore;
(f)    Manitowoc UK is incorporated under the laws of England and Manitowoc UK has not merged or consolidated with any other Person or other than changing its name, made any change to its identity or company structure, in each case, in connection with the UK Subject Name Change; and
(g)    the UK Subject Name Change is effective under the laws of England with effect on the UK Subject Name Change Effective Date.
SECTION 5.    Effect of Amendment.
(a)    All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. On and after the Effective Date, all references in the Agreement (or in any other Transaction Document) to “this Agreement,” “hereof,” “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Purchaser pursuant to any Transaction Document or any other instrument, document or agreement executed and/or delivered in connection therewith, nor constitute a waiver of any provision contained therein.
SECTION 6.    Effectiveness. This Amendment shall be effective, as of the date hereof (or solely with respect to Section 3(b) hereof, the UK Subject Name Change Effective Date) (the “Effective Date”), upon receipt by the Agent of the following (in each case, in form and substance reasonably satisfactory to the Agent):

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(a)    counterparts of this Amendment duly executed by each of the parties hereto;
(b)    counterparts of each of the PSA Amendments duly executed by each of the parties thereto; and
(c)    such other agreements, documents, officer certificates and instruments as the Agent shall request prior to the date hereof.
SECTION 7.    GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF).
SECTION 8.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment may be executed by facsimile or delivery of a “.pdf” copy of an executed counterpart hereof.
SECTION 9.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
SECTION 10.    No Party Deem Drafter. Each of the parties hereto hereby agrees that no party hereto shall be deemed to be the drafter of this Amendment.
SECTION 11.    Headings. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment, the Agreement or any provision hereof or thereof.
SECTION 12.    Certain Covenants Regarding Post-Closing Conditions.
(a)    Organic Documents for Manitowoc Asia. On or within ten (10) days following the date hereof, Manitowoc Asia shall deliver (or cause to be delivered) to the Purchaser and the Agent (i) a certificate of incorporation of Manitowoc Asia reflecting the Singapore Subject Name Change issued by the Accounting and Corporate Regulatory Authority of Singapore and (ii) a copy of the Memorandum and Articles of Association of Manitowoc Asia reflecting the Singapore Subject Name Change.
(b)    Organic Documents for Manitowoc UK. On or within ten (10) days following the UK Subject Name Change Effective Date, Manitowoc UK shall deliver (or cause to be delivered) to the Purchaser and the Agent a copy of the certificate of incorporation of Manitowoc UK certified by the Registrar of Companies for England and Wales under the

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Companies Act 2006, reflecting the UK Subject Name Change.
(c)    Secretary Certificate for Manitowoc Asia. On or within ten (10) days following the date hereof, Manitowoc Asia shall deliver (or cause to be delivered) to the Purchaser and the Agent a certificate of the Secretary of Manitowoc Asia certifying the names and true signatures of its officers authorized to sign this Amendment and the other Transaction Documents to which it is a party.
(d)    Secretary Certificate for Manitowoc UK. On or within ten (10) days following the UK Subject Name Change Effective Date, Manitowoc UK shall deliver (or cause to be delivered) to the Purchaser and the Agent a certificate of a Director or the Secretary of Manitowoc UK certifying the names and true signatures of its officers authorized to sign the Transaction Documents to which it is a party.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the date first above written.

MANITOWOC CAYMAN ISLANDS FUNDING LTD., as the Seller

By:	/s/ Joel Horn
Name:	Joel Horn
Title:	VP/Secretary

723414651 12412603	S-1	Amendment No. 3 to Sixth Amended and Restated Receivables Purchase Agreement

WELBILT, INC., as a Servicer

By:	/s/ Joel H. Horn
Name:	Joel H. Horn
Title:	Senior VP, General Counsel + Secretary

723414651 12412603	S-2	Amendment No. 3 to Sixth Amended and Restated Receivables Purchase Agreement

GARLAND COMMERCIAL RANGES LIMITED, as a Servicer

By:	/s/ Joel H. Horn
Name:	Joel H. Horn
Title:	Vice President + Secretary

723414651 12412603	S-3	Amendment No. 3 to Sixth Amended and Restated Receivables Purchase Agreement

CONVOTHERM-ELEKTROGERÄTE GMBH, as a Servicer

By:	/s/ Ralf Klein
Name:	Ralf Klein
Title:	MD

723414651 12412603	S-4	Amendment No. 3 to Sixth Amended and Restated Receivables Purchase Agreement

WELBILT DEUTSCHLAND GMBH, as a Servicer

By:	/s/ Ralf Klein
Name:	Ralf Klein
Title:	MD

723414651 12412603	S-5	Amendment No. 3 to Sixth Amended and Restated Receivables Purchase Agreement

MANITOWOC FOODSERVICE UK LIMITED, as a Servicer

By:	/s/ Adrian Gray
Name:	Adrian Gray
Title:	Director

723414651 12412603	S-6	Amendment No. 3 to Sixth Amended and Restated Receivables Purchase Agreement

WELBILT ASIA PACIFIC PRIVATE LIMITED, as a Servicer

By:	/s/ Philip Dei Dolori
Name:	Philip Dei Dolori
Title:	Director

723414651 12412603	S-7	Amendment No. 3 to Sixth Amended and Restated Receivables Purchase Agreement

WELLS FARGO BANK, N.A., as Agent

By:	/s/ Patrick McConnell
Name:	Patrick McConnell
Title:	Director

WELLS FARGO BANK, N.A., as Purchaser

By:	/s/ Patrick McConnell
Name:	Patrick McConnell
Title:	Director

723414651 12412603	S-8	Amendment No. 3 to Sixth Amended and Restated Receivables Purchase Agreement